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EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5820 Nancy Ridge Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code (858) 860-2500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On February 28, 2006, IDM Pharma, Inc., or IDM, announced confirmation of its plans to submit a new drug application for Junovan™, IDM’s investigational immunotherapy for the treatment of osteosarcoma, a bone cancer that occurs predominantly in adolescents and young adults.
          The press release announcing confirmation of IDM’s plans to submit a new drug application for Junovan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)      Exhibits

99.1	Press Release, dated February 28, 2006 entitled “IDM Pharma Confirms Plans to Submit New Drug Application for Junovan™ for the Treatment of Osteosarcoma Following Pre-NDA Meeting with FDA.”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: March 1, 2006	By:	/s/ ROBERT J. DE VAERE
Robert J. De Vaere
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated February 28, 2006 entitled “IDM Pharma Confirms Plans to Submit New Drug Application for Junovan™ for the Treatment of Osteosarcoma Following Pre-NDA Meeting with FDA.”